Exhibit 99.1

THE WENDY’S COMPANY PROVIDES UPDATE ON COVID-19 AND ACTIONS TAKEN

RESTAURANTS REMAIN OPEN FOR DELIVERY AND DRIVE-THRU

COMPANY WITHDRAWING 2020 OUTLOOK

Dublin, Ohio (March 26, 2020) – The Wendy’s Company (Nasdaq: WEN) announced today an update on the impact of the COVID-19 pandemic on the Company’s business.

“This is an unprecedented time, and we are focused on the actions where we can make a positive difference. To that end, we have taken several precautionary steps to advance public health goals, maintain essential access to high quality food, support our franchisees, and safeguard our team members and customers from the spread of COVID-19,” said President and CEO Todd Penegor. “As we navigate any challenges we face, we’ll do it the Wendy’s® Way; with a focus on taking care of our people, customers and supporting our franchise partners as we navigate through this very challenging and historic time together.”

Business Update

Sales Performance

•	Global same-restaurant sales for the quarter-to-date through March 22, 2020 were up 2.8%*.

•	Same-restaurant sales were on plan for the quarter before COVID-19 started to impact restaurant performance.

•	Same-restaurant sales were up approximately 4% through the first two months of the quarter.

•	We had a very successful breakfast launch where sales were up approximately 15% in the first week of March.

•	In the most recent week, ended March 22, 2020, same-restaurant sales have turned to down approximately 20%*.

•

The Company has a resilient operating model where it can continue to offer drive-thru and delivery service during these difficult times as restaurants have been deemed an essential business in many jurisdictions globally.

•	Drive-thru and digital ordering have seen significant increases in the U.S for the week ended March 22, 2020.

•	Drive-thru: Our drive-thru business has grown to approximately 90% of our overall sales mix.

•	Digital Sales: We have seen our digital business grow to 4.3% of sales compared to 2.5% of sales in 2019, driven by strong growth in our delivery business.

*

Global same-restaurant sales for the week of March 22, 2020 includes U.S. and Canada only (representing ~92% of all systemwide restaurants). The remainder of International same-restaurant sales are reported to us on a one-week lag and, as a result, are not yet available. The other 11 weeks in the quarter-to-date calculation include same-restaurant sales from all global systemwide restaurants.

•	Systemwide Temporary Restaurant Closures and Dining Room Closures (as of March 24, 2020)

•	235 temporary restaurant closures (~3.5% of all system restaurants)

•	U.S.: 46 closures

•	International: 189 closures

•

The Company has updated its brand standard to include the closure of all dining rooms except where there are specific needs, or a drive-thru or pick-up window option is not available. Decisions to continue to offer carryout services at select restaurants will be made on a case-by-case basis and in compliance with applicable state or local requirements.

Additional Items of Note

•	The Company has taken significant steps in an effort to protect its employees and customers:

•	Closing our dining rooms, with a focus on delivery and drive-thru services, to better serve our communities.

•	Continuously reinforcing our strict food safety procedures, personal hygiene standards, handwashing requirements and sanitation protocols through additional retraining and communications.

•	Increasing daily restaurant deep cleaning procedures across the system.

•	Implementing travel restrictions for Company employees and moved to a remote work arrangement for most office-based employees.

•	Remaining in close contact with public health experts, government agencies and legislators to ensure we are responding appropriately.

•	The Company has not experienced any significant supply chain issues to date across the globe.

•

We recently added Postmates to our group of delivery partners, which already included DoorDash and Grubhub in the U.S. Additionally, we are increasing our marketing focus on delivery and digital ordering and are providing digital and mobile offers.

•	We are directing onsite merchandising such as reader boards and media messages to inform customers that our restaurants remain open and accessible through drive-thru and delivery.

•

The Company is working to adjust its marketing plan as a system to reflect the dynamic and changing conditions of the marketplace. Given the very strong early performance of breakfast driven through our world-class social and digital communications, the Company intends to remove its incremental breakfast marketing spend investment in 2020 and support our franchise system in other ways. The Company and its franchisees remain fully committed to breakfast and as part of this plan we will continue to apply media pressure to this daypart as we believe it will be beneficial to both breakfast and rest of day sales.

Actions Taken in Response to COVID-19

Full Draw Down of Revolving Financing Facility

The Company has increased its cash position by drawing down $120 million under its revolving financing facility of Variable Funding Senior Secured Notes to improve its already strong cash position. Including the draw down, the Company currently has over $340 million in cash on hand. The increased borrowing was taken as a precautionary measure to provide enhanced financial flexibility considering the uncertain market conditions arising from COVID-19.

Share Repurchases

The Company has suspended all share repurchase activity.

Other Cost Savings Initiatives

The Company is currently evaluating its planned 2020 General and Administrative expenses and capital plan and is exploring opportunities to reduce expenditures to provide enhanced financial flexibility considering the uncertain market conditions arising from COVID-19.

Actions to Support the Company’s Franchise System

•	The Company has reached out to its primary franchise lenders and is working through different options to support our franchisees during this time.

•	The Company is extending payment terms for royalties and marketing funds by 45 days for the next three months.

•	The Company is deferring base rent payments on properties owned by Wendy’s and leased to franchisees by 50% over the next three months.

•	The Company is extending its Image Activation and new restaurant development requirements by one year.

Emergency Paid Sick Leave Policy for Company Hourly Employees

It is the Company’s policy, consistent with public health and regulatory guidance, that employees should not come to work while sick. In response to this global pandemic, the Company has implemented a new emergency paid sick leave policy that is intended to help support hourly employees, including Company restaurant employees, with up to 14 days paid leave in the event they are unable to work as a result of certain COVID-19 challenges.

Withdrawing 2020 Outlook and 2021-2024 Long-Term Outlook

Due to the current unprecedented global market and economic conditions in the United States and around the world, the Company is withdrawing its outlook for the 2020 fiscal year that was issued on February 26, 2020 and its 2021-2024 long-term outlook that was provided at its Investor day in October 2019. The Company plans to provide an update on its business and financial results on its First Quarter earnings call and intends to provide an updated financial outlook at such time as it can reasonably estimate the impact of the COVID-19 outbreak and changing market conditions.

Additional Information and Updates on the Company’s Square Deal Blog

The information and updates provided in this release are made as of the date and time of this release. Additional updates, if any, may be posted to the Company’s Square DealTM blog at www.squaredealblog.com. Given the fluid nature of this situation, information may change quickly, and the Company does not undertake a duty to update this information to reflect changes.

Forward-Looking Statements

This release contains certain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”), including statements regarding the impacts that the novel coronavirus COVID-19 pandemic may have on our future operations. Generally, forward-looking statements include the words “may,” “believes,” “plans,” “expects,” “anticipates,” “intends,” “estimate,” “goal,” “upcoming,” “outlook,” “guidance” or the negation thereof, or similar expressions. In addition, all statements that address future operating, financial or business performance, strategies or initiatives, future efficiencies or savings, anticipated costs or charges, future capitalization, anticipated impacts of recent or pending investments or transactions and statements expressing general views about future results or brand health are forward-looking statements within the meaning of the Reform Act. Forward-looking statements are based on the Company’s expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. For all such forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. The Company’s actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by the Company’s forward-looking statements.

Many important factors could affect the Company’s future results and cause those results to differ materially from those expressed in or implied by the Company’s forward-looking statements. Such factors include, but are not limited to, the following: (1) the potential impacts to our business and operations resulting from the novel coronavirus COVID-19 pandemic; (2) the impact of competition, including from outside the quick-service restaurant industry; (3) changes in consumer tastes and preferences and discretionary consumer spending; (4) prevailing conditions and disruptions in the national and global economies, including areas with a high concentration of Wendy’s restaurants; (5) food safety events, including instances of food-borne illness, involving Wendy’s, its supply chain or other food service companies; (6) the success of the Company’s operating, promotional, marketing or new product development initiatives, including risks associated with its entry into the breakfast daypart across the U.S. system; (7) the Company’s ability to achieve its growth strategy through net new restaurant development, including the availability of suitable locations and terms, and the success of its Image Activation program, including the ability of reimaged restaurants to positively affect sales; (8) changes in commodity and other operating costs, including supply, distribution and labor costs; (9) the Company’s ability to attract and retain qualified restaurant personnel; (10) shortages or interruptions in the supply or distribution of food or other products and other risks associated with the Company’s independent supply chain purchasing co-op; (11) consumer concerns regarding the nutritional aspects of the Company’s products; (12) the effects of disease outbreaks, epidemics or pandemics; (13) the effects of negative publicity that can occur from increased use of social media; (14) risks associated with the Company’s international operations, including its ability to achieve its international growth strategy; (15) risks associated with the Company’s digital commerce strategy, platforms and technologies, including its ability to adapt to changes in industry trends and consumer preferences; (16) the Company’s dependence on computer systems and information technology, including risks associated with the failure, interruption or breach of its systems or technology or other cyber incidents or deficiencies; (17) risks associated with the Company’s plan to realign and reinvest resources in its IT organization to accelerate growth; (18) the Company’s ability to effectively manage the acquisition and disposition of restaurants or successfully implement other strategic initiatives; (19) conditions beyond the Company’s control, such as adverse weather conditions, natural disasters, hostilities, social unrest or other catastrophic events; (20) the availability and cost of insurance; (21) the Company’s ability to protect its intellectual property; (22) the continued succession and retention of key personnel and the effectiveness of the Company’s leadership structure; (23) compliance with legal or regulatory requirements, including federal, state and local policies regarding mitigation strategies for controlling the novel coronavirus COVID-19 pandemic, the impact of legal or regulatory proceedings and risks associated with an increased focus on environmental, social and governance issues; (24) risks associated with leasing and owning significant amounts of real estate, including a decline in the value of the Company’s real estate assets or liability for environmental matters; (25) the effects of charges for impairment of goodwill or other long-lived assets; (26) risks associated with the Company’s securitized financing facility and other debt agreements, including its overall debt levels and the ability to generate sufficient cash flow to meet increased debt service obligations, compliance with operational and financial covenants and restrictions on the Company’s ability to raise additional capital; (27) the availability, terms and deployment of capital, including the amount and timing of equity and debt repurchases; and (28) other risks and uncertainties cited in the Company’s releases, public statements and/or filings with the Securities and Exchange Commission, including those identified in the “Risk Factors” sections of the Company’s Forms 10-K and 10-Q.

In addition to the factors described above, there are risks associated with the Company’s predominantly franchised business model that could impact its results, performance and achievements. Such risks include the Company’s ability to identify, attract and retain experienced and qualified franchisees, the business and financial health of franchisees, the ability of franchisees to meet their royalty, advertising, development, reimaging and other commitments, including as a result of the uncertainty and impact of the novel coronavirus COVID-19 pandemic, participation by franchisees in brand strategies and the fact that franchisees are independent third parties that own, operate and are responsible for overseeing the operations of their restaurants. The Company’s predominantly franchised business model may also impact the ability of the Wendy’s system to effectively respond and adapt to market changes.

All future written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these events or how they may affect the Company.

The Company assumes no obligation to update any forward-looking statements after the date of this release as a result of new information, future events or developments, except as required by federal securities laws, although the Company may do so from time to time. The Company does not endorse any projections regarding future performance that may be made by third parties.

About Wendy’s

Wendy’s® was founded in 1969 by Dave Thomas in Columbus, Ohio. Dave built his business on the premise, “Quality is our Recipe®,” which remains the guidepost of the Wendy’s system. Wendy’s is best known for its made-to-order square hamburgers, using fresh, never frozen beef*, freshly-prepared salads, and other signature items like chili, baked potatoes and the Frosty® dessert. The Wendy’s Company (Nasdaq: WEN) is committed to doing the right thing and making a positive difference in the lives of others. This is most visible through the Company’s support of the Dave Thomas Foundation for Adoption® and its signature Wendy’s Wonderful Kids® program, which seeks to find every child in the North American foster care system a loving, forever home. Today, Wendy’s and its franchisees employ hundreds of thousands of people across more than 6,700 restaurants worldwide with a vision of becoming the world’s most thriving and beloved restaurant brand. For details on franchising, connect with us at www.wendys.com/franchising. Visit www.wendys.com and www.squaredealblog.com for more information and connect with us on Twitter and Instagram using @wendys, and on Facebook at www.facebook.com/wendys.

*Fresh beef available in the contiguous U.S., Alaska, and Canada.

Investor Contact:

Greg Lemenchick

Senior Director - Investor Relations & Corporate FP&A

(614) 766-3977; greg.lemenchick@wendys.com

Media Contact:

Heidi Schauer

Senior Director - Corporate Communications & Customer Care

(614) 764-3368; heidi.schauer@wendys.com